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                                                                    EXHIBIT 10.1

                      AMENDED AND RESTATED CSX CORPORATION
                            STOCK PLAN FOR DIRECTORS
                            (APPROVED APRIL 17, 1997)

1. NAME OF PLAN. This plan shall be known as the "Amended and Restated CSX Corporation Stock Plan for Directors" (the "Plan".)

2. PURPOSE OF PLAN. The purpose of the Plan is to enable CSX Corporation, a Virginia corporation (the "Company"), to attract and retain persons of exceptional ability to serve as directors and to solidify the common interests of its directors and shareholders in enhancing the value of the Company's Stock. The Plan provides for grants of Stock, grants of options to acquire Stock, and payment of directors' retainers and fees in Stock.

3. EFFECTIVE DATE AND TERM AND SHARES SUBJECT TO PLAN. The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company, subject, however, to approval by at least a majority of the outstanding shares of Stock present or represented and entitled to vote at a meeting of shareholders of the Company not later than April 17, 1997, and shall remain in effect until amended or terminated by action of the Board. Of the 1,000,000 shares subject to the Plan as of May 1, 1992, the date of original approval by shareholders of the Company, 956,728 shares remain unissued and subject to the Plan as of March 18, 1997.

4. ELIGIBLE PARTICIPANTS. Each member of the Board from time to time who is not a full-time employee of the Company or any of its subsidiaries shall be a participant ("Participant") in the Plan.

5.       DEFINITIONS.

         (a)      "Annual Meeting" means the Company's Annual Meeting of
                  Shareholders.

         (b) "Board of Directors" or "Board" means the Board of Directors of CSX Corporation.

         (c) "Business Day" means, if relevant to a determination of the value of Stock, a day on which shares of Stock are or could be traded on the New York Stock Exchange (or other national stock exchange, or if not so listed, could be traded over-the-counter). In all other cases, the term means a day on which the offices of the Company are open for the conduct of business in the normal course.

         (d) "Payment Date" means the fifteenth day of the last month of each quarter of the Corporation's fiscal year or, if the fifteenth day of such month is not a Business Day, on the next Business Day following the fifteenth day of such month.

         (e) "Fair Market Value" means, as of any given date, the mean between the high and low selling prices of the Stock per share on the New York Stock Exchange on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred).

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         (f)      "Stock" means the Common Stock of the Company and rights,
                  options or warrants for the purchase of securities of the Company which may be issued with shares of Stock pursuant, and subject, to plans or agreements adopted or entered into from time to time by the Company. If the par value of Stock is changed, or in the event of a change in the capital structure of the Company, the shares resulting from such a change shall be deemed to be Stock within the meaning the Plan.

6.       SHARES AND STOCK OPTIONS.

         (a) Commencing May 1, 1992, the annual retainer payable to each Participant for service on the Board shall be payable in part in shares of Stock subject to any applicable deferrals and restrictions set forth in Section 8 hereof. Subject to paragraphs (b) and (c) below, each Participant shall be paid 40 percent of the annual retainer payable to each Participant for service on the Board (the "Designated Percentage") in shares of Stock. The shares shall be deducted at their Fair Market Value, determined as of the Business Day immediately preceding the date of the Company's Annual Meeting of Shareholders ("Annual Meeting"), from the Participant's annual retainer.

         (b) Any person who becomes a non-employee director following the Company's Annual Meeting, whether by appointment or election as a director or by change in status from a full-time employee, shall receive shares of Stock as a portion of the compensation to be paid to such Participant until the next Annual Meeting. The number of shares of Stock issued to such Participant shall be determined by dividing the product of the pro rata portion of the annual retainer to be paid to such director and the Designated Percentage by the Fair Market Value on the day such person becomes a Participant. A Participant who becomes a non-employee director following the Company's Annual Meeting may, at the beginning of such term, make his or her Annual Election as set forth in paragraph (c) below regardless of the number of months remaining until the next Annual Meeting.

         (c) Each Participant may also make one election during the period from Annual Meeting to the next Annual Meeting (the "Annual Election") to receive up to 100 percent of his or her retainers and/or fees in shares of Stock, subject to any applicable deferrals and restrictions set forth in Section 8 hereof. The Annual Election must be in writing and shall be delivered to the Corporate Secretary of the Company no later than six months prior to the next Annual Meeting. The Annual Election shall be irrevocable in respect of the year to which it pertains and shall specify the applicable percentage of the annual retainers and/or fees above the Designated Percentage that such Participant wishes to receive in shares of Stock. The Annual Election shall not be effective until at least six months and one day following its execution and receipt by the Company.

         (d) In addition to the awards described in the previous provisions of this Section 6, the Board may make additional awards of Stock or options to acquire Stock to Participants upon such terms as it deems fit; provided, however, that options to acquire Stock ("Stock Options") shall be subject to the restrictions in Section 10.

7. PAYMENT OF SHARES. Payments to directors of Stock or Stock Options pursuant to this Plan shall be made as follows, subject to any applicable deferrals and restrictions pursuant to Section 8 of this
         Plan:

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         (a)      Shares payable as the Designated Percentage pursuant to
                  Section 6 of the Plan shall be payable immediately following the Company's Annual Meeting.

         (b) Following payment of the Designated Percentage, the balance of each director's retainers to be paid in Stock, if any, shall be prorated and paid on the Payment Dates remaining until the next Annual Meeting.

         (c) Unless otherwise specified by resolution of the Board of Directors, any compensation to be paid in Stock and any grant of Stock shall be made on or as of the Payment Date next succeeding the date on which such payments have been earned or are otherwise payable or issuable.

         (d) The number of shares to be issued in payment of retainers and fees denominated in dollars shall be calculated on the basis of the Fair Market Value on the Payment Date as of which such shares are issued.

8.       DEFERRALS AND RESTRICTIONS ON PAYMENT. Payment of shares issuable under
         Section 6 shall, at the Participant's election (which election must be in writing and shall be delivered to the Corporate Secretary of the Company no later than six months prior to the next Annual Meeting), be deferred in accordance with a deferral election made by the Participant and filed with the Company. The Company shall transfer shares of Stock or other assets equal in value to a number of shares as to which payment is deferred to a trust to secure the Company's obligation to pay shares of Stock to the Participant in the future, but any assets transferred shall remain subject to the claims of the Company's creditors and any interest the Participant may be deemed to have in the trust may not be sold, hypothecated or transferred (including, without limitation, transfer by gift or donation). The Company shall distribute Stock deferred pursuant to this Section 8 in accordance with elections made by each participant on forms approved by the Board; provided, however, that upon a Change of Control, as hereinafter defined, all Stock previously deferred shall be issued immediately, except that a Participant may elect that shares which would be distributed to him or to her upon a Change of Control may continue to be held in trust for distribution in accordance with this Section 8. Such election with respect to Change of Control described in the preceding sentence shall be effective no earlier than the Annual Meeting following such election. The Participant's right to receive the shares issued under
         Section 6 shall not be affected by a termination of the trust described herein.

9. SHARE CERTIFICATES, VOTING AND OTHER RIGHTS. The certificates for shares issued hereunder shall be issued in the name of the Participant or the trustee of the trust described in Section 8, as the case may be, and shall be held by such Participant or such trustee; provided, however, that each Participant shall be entitled to all rights of a shareholder with respect to Stock for all such shares issued in his name, including the right to vote the shares, and the Participant or the trustee, as the case may be, shall receive all dividends and other distributions paid or made with respect thereto.

10.      PROCEDURES WITH RESPECT TO STOCK OPTIONS.

         (a)      Each Stock Option granted pursuant to the Plan:

                  (i) will consist of an option to purchase shares of Stock at a purchase price not less than 100 percent of the Fair Market Value of the Stock on the date of grant;


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                  (ii)     will be exercisable during the time period specified
                           in the terms of the grant and reflected in an agreement entered into with a Participant, but such exercise shall not be earlier than one year after the date of grant of the Stock Option and not later than 15 years after the date of grant of the Stock Option, with the determination of the final date of exercise of the Stock Option to be made at the time of grant.

         (b) In the event of the death of a Participant who holds unexercised Stock Options awarded under the Plan, the Stock Option may be exercised by a beneficiary designated by the Participant prior to his death, or if no beneficiary is designated, by the executor or executrix of the Participant's estate or by the person or persons to whom the Participant's rights have passed by will or the laws of descent and distribution, such exercise to be in accordance with the provisions of the Plan and to the same extent as though the Participant were then living.

11. FRACTIONS OF SHARES. The Company shall not issue fractions of shares. Whenever under the terms of the Plan a fractional share would otherwise be required to be issued, the Participant or the trustee of the trust described in Section 8, as the case may be, shall be paid in cash for such fractional share based upon the same Fair Market Value which was utilized to determine the number of shares to be issued on the relevant Payment Date.

12.      CHANGE OF CONTROL. "CHANGE OF CONTROL" SHALL MEAN ANY OF THE FOLLOWING:

         (a) Stock Acquisition. The acquisition, by any individual, entity or group [within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")] (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then outstanding shares of Stock of the Company, or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 12; or

         (b) Board Composition. Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or


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         (c)      Business Combination. Approval by the shareholders of the
                  Company of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or its principal subsidiary that is not subject, as a matter of law or contract, to approval by the Surface Transportation Board or any successor agency or regulatory body having jurisdiction over such transactions (the "Agency") (a "Business Combination"), in each case, unless, following such Business Combination:

                  (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or its principal subsidiary or all or substantially all of the assets of the Company or its principal subsidiary either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Stock and Outstanding Company Voting Securities, as the case may be;

                  (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and

                  (iii) at least a majority of the members of the Board resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

         (d) Regulated Business Combination. Approval by the shareholders of the Company of a Business Combination that is subject, as a matter of law or contract, to approval by the Agency (a "Regulated Business Combination") unless such Business Combination complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 12; or

         (e) Liquidation or Dissolution. Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or its principal subsidiary.

13. WITHHOLDING TAXES. Whenever the Company proposes or is required to issue or to transfer shares of Stock under the Plan, or whenever the Company is required to withhold taxes upon exercise of Stock Options under the Plan, a Participant:

         (a) Shall remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares; or


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         (b)      To the extent permitted by applicable laws, including
                  regulations promulgated under the Securities Exchange Act of 1934, such federal, state or local withholding tax liability may be satisfied prior to the delivery of any certificate or certificates for the shares by an adjustment, equal in value to such liability, in the number of shares to be transferred to the Participant.

14. AMENDMENT. This Plan may be amended by action of a majority of the Board of Directors, and approval by shareholders shall not be required for any amendment which does not authorize additional shares to be subject to the Plan.

15. ADMINISTRATION. The Plan will be administered by the Board. Except as otherwise specifically provided in the Plan, the Board will have the entire authority to interpret and administer the Plan, including the power and complete discretion with respect to any award of Stock or Stock Options to determine the terms and conditions of the award, the number of shares of Stock to be covered by the award, the time or times when an award will be granted, when Stock Options may be exercised, and the manner in which payment may be made upon the exercise of Stock Options. If the Board determines that a spin-off, stock dividend or other distribution not in the form of cash or Stock, consolidation, merger, dissolution, liquidation or other similar corporate transaction or event affects a Stock Option such that an adjustment is appropriate to preserve the intended benefits of a Stock Option, the Board may make such equitable changes or adjustments in the Stock Option as it deems necessary or appropriate. The Board may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Board will be final and conclusive.


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                      AMENDMENT TO THE AMENDED AND RESTATED
                     CSX CORPORTION STOCK PLAN FOR DIRECTORS

The Plan is amended, effective January 1, 2004, as follows:

         1. Section 6(a) of the Plan is amended by adding the following sentence as the penultimate sentence thereof:

                  "Effective January 1, 2004, the Designated Percentage of the annual retainer paid in shares of Stock shall be 50 percent."

         2. Section 11 of the Plan is amended, effective January 1, 2004, by adding the following sentence to the end thereof:

                  "Notwithstanding the foregoing, in the event that the recordkeeping system for the Plan is able to properly account for fractional shares, fractional shares may be issued instead of cash."